UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2006

ELECSYS CORPORATION
(Exact name of registrant as specified in its charter)

KANSAS	0-22760	48-1099142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

15301 W. 109th Street, Lenexa, Kansas	66219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(913) 647-0158

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 24, 2006 the Company issued a press release announcing its financial results for the quarter and fiscal year ended April 30, 2006. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)	EXHIBITS. The following exhibits are filed herewith:

99.1	Press Release dated July 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2006	ELECSYS CORPORATION

	By:	/s/ Todd A. Daniels
Todd A. Daniels
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 24, 2006.